UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2006
INTERACTIVE DATA CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-31555	13-3668779
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

22 Crosby Drive, Bedford, Massachusetts	01730
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 687-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1 Press Release

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b) On March 13, 2006, Alan J. Hirschfield, a member of the Company’s Board of Directors, notified the Company that he would not stand for re-election as a director at the Company’s next Annual Meeting of Stockholders to be held May 17, 2006. Mr. Hirschfield will serve out the remainder of his current term which expires on May 17, 2006.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1. Press Release dated March 16, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERACTIVE DATA CORPORATION

Date: March 17, 2006	By:	/s/ Steven G. Crane

		Name:	Steven G. Crane
		Title:	Executive Vice President and
Chief Financial Officer